UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2004

ASTORIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22228	11-3170868

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:                     (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EX-99.1: SLIDE PRESENTATION
EX-99.2: PRESS RELEASE

ITEMS 1 THROUGH 6, 8, 10, 11 AND 12. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following Exhibits are furnished as part of this report:

99.1	Slide presentation delivered by George L. Engelke, Jr., Chairman, President & CEO of Astoria Financial Corporation to shareholders during the Company’s Annual Meeting of Shareholders held on May 19, 2004.

99.2	Press release dated May 19, 2004 announcing the results of shareholder voting at the Annual Meeting of Shareholders

ITEM 9. REGULATION FD DISCLOSURE.

     Astoria Financial Corporation held it’s Annual Meeting of Shareholders on May 19, 2004 during which time a presentation was made to shareholders by Mr. George L. Engelke, Jr., Chairman, President and CEO of Astoria which included, among other things, a review of financial results and trends through the period ended March 31, 2004. A copy of the presentation material is available on the company’s investor relations website, http://ir.astoriafederal.com.

     The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

/s/ Peter J. Cunningham

Peter J. Cunningham
First Vice President and
Director of Investor Relations

Dated:  May 19, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation delivered by George L. Engelke, Jr., Chairman, President & CEO of Astoria Financial Corporation to shareholders during the Company’s Annual Meeting of Shareholders held on May 19, 2004.

99.2	Press release dated May 19, 2004 announcing the results of shareholder voting at the Annual Meeting of Shareholders

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